UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
(301) 944-7000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendments to Amended and Restated Directors’ Stock Option Plan
     On October 26, 2005, the stockholders of Digene Corporation (“Digene”) approved amendments to Digene’s Amended and Restated Directors’ Stock Option Plan, as amended (the “Directors’ Plan”) to add restricted stock units and restricted stock to the types of awards which can be made pursuant to the Directors’ Plan, to provide for the automatic grant of options to purchase 5,000 shares of Digene’s common stock and restricted stock units with a fair market value of $45,000 to non-employee directors on an annual basis and to extend the termination date of the plan to October 26, 2015. The Directors’ Plan, which is administered by Digene’s Board of Directors, provides for grants of stock options, restricted stock units and restricted stock. All directors of Digene are eligible to receive rewards under the Directors’ Plan. The Directors’ Plan provides for the issuance of up to 500,000 shares of Digene Common Stock. As of October 27, 2005, 207,384 shares remain available for future issuance of awards under the Directors’ Plan. This description is qualified in its entirety by reference to the Directors’ Plan, as amended and restated to incorporate the approved amendments, to make conforming changes to other plan provisions and to change the name of the Directors’ Plan to the Amended and Restated Directors’ Equity Compensation Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Amendment to Amended and Restated 1999 Incentive Plan
     On October 26, 2005, the stockholders of Digene approved an amendment to Digene’s Amended and Restated 1999 Incentive Plan, as amended (the “1999 Plan”) to increase the number of shares of common stock available for grants and awards under the 1999 Plan by 200,000 shares, from 4,900,000 shares to 5,100,000 shares, to provide that any grant of performance shares, restricted stock or unrestricted stock under the 1999 Plan on or after October 26, 2005 will be counted against the 1999 Plan’s share reserve as two shares for every one share subject to such award and to extend, at the sole discretion of the Compensation Committee, the period during which vested non-qualified stock options may be exercised following an optionee’s termination of employment if the optionee is engaged as a consultant by Digene following his or her termination but not for more than twelve months following such termination. The 1999 Plan, which is administered by the Compensation Committee of Digene’s Board of Directors, provides for grants of stock options, performance share awards, restricted stock units and unrestricted stock. All officers and other employees of Digene are eligible to receive awards under the 1999 Plan. As of October 27, 2005, 1,006,540 shares remain available for future issuance of awards under the 1999 Plan. This description is qualified in its entirety by reference to the 1999 Plan, as amended, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.
Form of Restricted Stock Unit Award Certificate
Attached as Exhibit 10.3 to this Current Report on Form 8-K is the form of Restricted Stock Unit Award Certificate used in connection with grants of restricted stock units under the Directors’ Plan.

Non-Employee Director Compensation Policy
On July 28, 2005, the Board of Directors approved certain changes to Digene’s non-employee director compensation policy. The changes to the equity-based portion of non-employee director compensation were subject to stockholder approval of the proposed amendment to the Directors’ Plan to add restricted stock units and restricted stock to the types of awards which can be made pursuant to the Directors’ Plan and to provide for the automatic grant of options to purchase 5,000 shares of Digene’s common stock and restricted stock units with a fair market value of $45,000 to non-employee directors on an annual basis. As described above, such amendment was approved by Digene’s stockholders on October 26, 2005. The revised non-employee director compensation policy, which was effective immediately following Digene’s October 26, 2005 Annual Meeting of Stockholders, is attached as Exhibit 10.4 to this Current Report on Form 8-K.
Appointment of Douglas White as Vice President, Sales and Marketing—Americas and Asia Pacific
     On October 27, 2005, the Board of Directors of Digene appointed Douglas White as Vice President, Sales and Marketing — Americas and Asia Pacific. Prior to the appointment, Mr. White served as Digene’s Vice President, Commercial Operations Americas. Based on Mr. White’s increased responsibilities, the Board designated Mr. White as an “officer” within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended.
     Mr. White has entered into an employment agreement with Digene, pursuant to which he is entitled to receive a base salary, which is subject to adjustment by the Compensation Committee, to receive an annual cash bonus granted under Digene’s incentive compensation plan and to participate in other benefit plans, including stock incentive plans, made available generally to employees of a similar status and with similar qualifications. In addition, the Employment Agreement provides for certain severance benefits if Mr. White is terminated without “justifiable cause” (as defined in the Agreement) as well as certain death and disability benefits. The Employment Agreement also contains restrictive covenants pursuant to which Mr. White has agreed not to disparage Digene for five years after termination and not to compete with Digene for one year after termination. The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the form of Employment Agreement, which is included as Exhibit 10.3 to Digene’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Digene Corporation Amended and Restated Directors’ Equity Compensation Plan, as amended.

10.2	Digene Corporation Amended and Restated 1999 Incentive Plan, as amended.

10.3	Form of Restricted Stock Unit Award Certificate for the Digene Corporation Amended and Restated Directors’ Equity Compensation Plan, as amended.

10.4	Non-Employee Director Compensation Policy.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION
(Registrant)

/s/Vincent J. Napoleon
Date: October 31, 2005	By:	Vincent J. Napoleon
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Digene Corporation Amended and Restated Directors’ Equity Compensation Plan, as amended.

10.2	Digene Corporation Amended and Restated 1999 Incentive Plan, as amended.

10.3	Form of Restricted Stock Unit Award Certificate for the Digene Corporation Amended and Restated Directors’ Equity Compensation Plan, as amended.

10.4	Non-Employee Director Compensation Policy.